(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
September 30, 2001


MuniHoldings
Insured Fund II, Inc.


www.mlim.ml.com


MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc.
for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

The Fund leverages its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.


MuniHoldings
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND II, INC.


A Special Message
to Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


MuniHoldings Insured Fund II, Inc., September 30, 2001


DEAR SHAREHOLDER


For the year ended September 30, 2001, MuniHoldings Insured Fund II, Inc. earned $0.743 per share income dividends. This represents a net annualized yield of 5.33%, based on a month-end per share net asset value of $13.94. During the same period, the Fund's total investment return was +16.43%, based on a share net asset value of $13.94, and assuming reinvestment of $0.736 per share income dividends.

During the six-month period ended September 30, 2001, the Fund's total investment return was +4.23%, based on a change in per share net asset value from $13.78 to $13.94, and assuming reinvestment of $0.378 per share income dividends.

For the six-month period ended September 30, 2001, the Fund's
Auction Market Preferred Stock had an average yield of 2.74% for Series A, 2.81% for Series B and 2.86% for Series C.


The Municipal Market Environment
Throughout most of the six-month period ended September 30, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 150 basis points (1.50%) from April to August. These actions were largely taken to boost both economic activity and consumer confidence. By early September there were a number of indications, albeit few, pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and the Pentagon terrorist attacks, all such indications effectively vanished. After an anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product at present is widely expected to be negative for the remainder of the year. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year that the Federal Reserve Board eased monetary conditions. Despite the recent tragedies, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly restored fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%,their approximate level both before the September attacks and at the beginning of the period.

The municipal bond market displayed a very similar pattern during the six months ended September 30, 2001. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. While the municipal bond market was able to reorganize operations quickly, many investors sought temporary refuge in the security of US Treasury issues. Municipal bond yields were unable to improve for the remainder of the period. At the end of September, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields were 5.41%, essentially unchanged during the period.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal interest rates continued to move lower in response to the Federal Reserve Board's actions. Seasonal tax pressures in March and April 2001 kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to 2% - 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. During the past six months, almost $135 billion in long-term tax-exempt bonds were issued, an increase of nearly 35% compared to the same period a year ago. During the three-month period ended September 2001, tax-exempt bond issuance remained sizable with more than $60 billion in long-term municipal bonds underwritten, an increase of more than 25% compared to the same three-month period a year ago.

Interest rates are likely to remain near current levels, or perhaps even slightly lower, as we expect US economic conditions to remain very weak. However, going forward, business activity may accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional aid packages being considered. A significant military response to these attacks also is likely to require sizable increases in Defense Department spending. Eventually this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth late in 2002.

However, as inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue in the months to come, any potential increases in municipal bond yields also can be expected to be minimal.

While the economic environment has remained very favorable for fixed-income investments, we believe that the majority of interest rate declines has already occurred. The combination of recent Federal Reserve Board activity, lower Federal tax rates and individual Federal tax rebates should eventually begin to restore US economic activity. Consequently, we maintained the Fund's neutral position that we adopted in mid-2001. While this position prevented the Fund from taking advantage of potential short-term trading opportunities, it allowed the Fund to avoid widely fluctuating asset valuations associated with market volatility. It is likely that we will maintain the Fund's present neutral position for the remainder of 2001, as no significant economic recovery is expected until 2002. However, should economic conditions resist both current monetary and expected fiscal measures to restore economic growth, we will return to a more aggressive position, expecting the decline in long-term interest rates to resume.


Portfolio Strategy
Since the beginning of 2001, our principal portfolio strategy was to adopt a more neutral market position, and we initiated this process gradually as interest rates fell. We structured higher-couponed securities, maturing in 15 years - 20 years, in the new-issue market whenever they were attractively priced. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer-maturity issues. We also raised cash equivalent reserves to approximately 5% of net assets. Although we have taken steps to cushion the portfolio's net asset value volatility, the Fund's structure still remains slightly above market neutral. Because of leverage, the Fund has an inherent degree of volatility. The Fund benefited recently by the more aggressive monetary easing by the Federal Reserve Board. As a result of lower short-term interest rates, both in taxable and tax-exempt markets, the discount that the Fund's Common Stock trades at compared to its net asset value decreased considerably.

Looking forward, we expect to continue to restructure the Fund to limit any net asset value volatility, while at the same time seeking to enhance shareholder income. The strong technical position of the short-term tax-exempt market has fostered a very positively sloped yield curve, generating a very significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (For an explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



November 1, 2001



MuniHoldings Insured Fund II, Inc., September 30, 2001


THE BENEFITS AND RISKS OF LEVERAGING


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Alaska--2.0%      AAA     Aaa       $ 2,995  Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                     $   3,408

                  AAA     Aaa         2,000  Anchorage, Alaska, Water Revenue Refunding Bonds, 6%
                                             due 9/01/2024 (a)                                                        2,173

                  AAA     Aaa         1,700  Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due 3/01/2020 (d)       1,850

                                             Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                             (Exxon Pipeline Company Project), VRDN (g):
                  A1+     VMIG1++     1,000     Series A, 2.60% due 12/01/2033                                        1,000
                  A1+     VMIG1++     1,200     Series B, 2.60% due 12/01/2033                                        1,200
                  A1+     VMIG1++       400     Series C, 2.60% due 12/01/2033                                          400


California--                                 Alameda County, California, COP, Refunding, Series A (d):
15.2%             NR*     Aaa         3,500     5.375% due 12/01/2013                                                 3,876
                  NR*     Aaa         3,000     5.375% due 12/01/2014                                                 3,291

                                             California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas & Electric):
                  AAA     Aaa        15,275     AMT, Series A, 5.35% due 12/01/2016 (d)                              15,691
                  A1+     NR*        20,000     VRDN, Series C, 2.75% due 11/01/2026 (g)                             20,000

                  AAA     Aaa         5,390  California State, GO, Refunding, 5.50% due 3/01/2012 (d)                 5,997

                  AAA     Aaa         4,565  Irvine, California, Unified School District, Special Tax
                                             Refunding Bonds (Community Facilities District Number 86-1),
                                             5.50% due 11/01/2013 (a)                                                 4,977

                  NR*     Aa3         2,000  Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                             9.44% due 2/15/2024 (f)                                                  2,410

                  AAA     Aaa        10,000  Los Angeles, California, Water and Power Revenue Refunding
                                             Bonds (Power System), Series A-A-1, 5.25% due 7/01/2018 (c)             10,418

                  NR*     Aaa         1,500  Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 8.955% due 11/01/2021 (b)(f)                          1,705

                  AA      Aa3         7,000  Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds, RIB, Series 366, 9.24% due
                                             12/01/2027 (f)                                                           8,570

                  AAA     Aaa         1,250  San Francisco, California, City and County Airport Commission,
                                             International Airport, Special Facilities Lease Revenue Bonds
                                             (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)           1,356


Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM   Adjustable Convertible Extendible Securities
AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-ExemptSecurities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
UPDATES   Unit Price Demand Adjustable Tax-Exempt Securities
VRDN      Variable Rate Demand Notes


MuniHoldings Insured Fund II, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Colorado--4.9%                               Aurora, Colorado, COP (a):
                  AAA     Aaa       $ 3,055     5.75% due 12/01/2019                                              $   3,268
                  AAA     Aaa         3,230     5.75% due 12/01/2020                                                  3,455

                  NR*     Aa2         2,660  Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                             Senior Series A-2, 7.50% due 4/01/2031                                   3,099

                  NR*     Aaa         4,000  Colorado Health Facilities Authority, Hospital Revenue
                                             Refunding Bonds (Poudre Valley Health Care), Series A,
                                             5.75% due 12/01/2023 (c)                                                 4,233

                                             Larimer County, Colorado, Poudre School District Number R-1,
                                             GO (b):
                  AAA     Aaa         4,665     6.25% due 12/15/2011                                                  5,455
                  AAA     Aaa         2,000     6% due 12/15/2012                                                     2,291
                  AAA     Aaa         2,975     6% due 12/15/2013                                                     3,385


Connecticut--     AAA     Aaa         6,640  Connecticut State Airport Revenue Bonds (Bradley
5.3%                                         International Airport), AMT, Series A, 5.25% due 10/01/2017 (b)          6,769

                  AA      Aa2         5,000  Connecticut State, GO, RIB, Series 373, 9.21% due 6/15/2013 (f)          6,071

                                             Hamden, Connecticut, GO, Refunding (d):
                  AAA     Aaa         2,660     5.25% due 8/15/2013                                                   2,896
                  AAA     Aaa         2,785     5.25% due 8/15/2014                                                   2,997

                                             New Haven, Connecticut, GO, Series B (c):
                  AAA     Aaa         3,360     5.75% due 11/01/2017                                                  3,656
                  AAA     Aaa         1,915     5.75% due 11/01/2018                                                  2,076
                  AAA     Aaa         2,575     5.75% due 11/01/2019                                                  2,778


District of       AAA     Aaa         5,000  District of Columbia, GO, Refunding, DRIVERS, Series 152,
Columbia--2.2%                               8.37% due 6/01/2013 (c)(f)                                               5,823

                  AAA     Aaa         5,115  District of Columbia, Water and Sewer Authority, Public
                                             Utility Revenue Refunding Bonds, 5.50% due 10/01/2023 (c)                5,468


Florida--5.9%     NR*     Aaa         9,000  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan),
                                             5.95% due 7/01/2020 (a)                                                  9,974

                  AAA     Aaa         3,075  Florida State Division of Bond Finance, Department of General
                                             Services Revenue Refunding Bonds (Environmental Protection),
                                             Series B, 6% due 7/01/2010 (a)                                           3,520

                  AAA     Aaa         2,795  Miami-Dade County, Florida, School Board COP, Refunding,
                                             Series C, 5.25% due 8/01/2009 (c)                                        3,029

                  AAA     Aaa        10,575  Orange County, Florida, Tourist Development Tax Revenue Bonds,
                                             5.50% due 10/01/2012 (a)                                                11,509

                  AAA     Aaa         2,000  Tampa Bay, Florida, Water Utility System Revenue Bonds, 6%
                                             due 10/01/2011 (b)(e)                                                    2,315


Hawaii--3.0%      AAA     Aaa         4,000  Hawaii State, GO, Refunding, Series CW, 5.375% due 8/01/2014 (b)         4,266

                  AAA     Aaa        10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(e)                11,453


Idaho--0.6%       NR*     Aaa         3,000  Idaho Housing and Finance Association, S/F Mortgage Revenue
                                             Bonds, AMT, Series E, 6% due 1/01/2032                                   3,118


Illinois--8.3%    AAA     Aaa         4,000  Chicago, Illinois, GO, Refunding, Series A-2, 6.25%
                                             due 1/01/2014 (a)                                                        4,662

                                             Chicago, Illinois, GO, Series A (b):
                  AAA     Aaa         2,500     6.75% due 7/01/2010 (e)                                               3,025
                  AAA     Aaa         8,800     6% due 1/01/2021                                                      9,625
                  AAA     Aaa         9,330     6% due 1/01/2022                                                     10,191

                  AAA     Aaa         2,185  Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A,
                                             6% due 1/01/2017 (b)                                                     2,405

                  NR*     Aaa         1,600  Kane, Cook and Du Page Counties, Illinois, School District
                                             Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                            1,840

                  AAA     Aaa         8,160  Lake, Cook, Kane & McHenry Counties, Illinois, Community Unit
                                             School District, GO, 6% due 12/01/2020 (b)                               8,924

                  NR*     Aaa         2,000  Northern Illinois University Revenue Refunding Bonds
                                             (Auxiliary Facilities System), 6% due 4/01/2009 (a)(e)                   2,275


Indiana--2.0%     AAA     NR*         9,280  Shelbyville, Indiana, Elementary School Building Corporation
                                             Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)               10,449


Kansas--0.7%      AA      Aa3         3,510  Kansas State Development Finance Authority, Health Facilities
                                             Revenue Bonds (Sisters of Charity--Leavenworth), Series J,
                                             6.125% due 12/01/2020                                                    3,810


Kentucky--0.9%    AAA     Aaa         4,250  Kentucky State Property and Buildings Commission, Revenue
                                             Refunding Bonds (Project Number 64), 5.75% due 11/01/2009 (d)(e)         4,810


Louisiana--0.5%   AAA     Aaa         2,000  Louisiana Local Government, Environmental Facilities,
                                             Community Development Authority Revenue Bonds (Capital Projects
                                             and Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)            2,363

                  NR*     VMIG1++       100  Louisiana State Offshore Terminal Authority, Deepwater Port
                                             Revenue Refunding Bonds (First Stage A-Loop Inc.), ACES, 2.60%
                                             due 9/01/2006 (g)                                                          100


Massachusetts--   AAA     Aaa         5,910  Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
1.8%                                         AMT, Series 77, 6.375% due 6/01/2029 (c)                                 6,258

                                             Massachusetts State Water Resource Authority, Revenue Refunding
                                             Bonds, Series A (b):
                  AAA     Aaa         1,270     6% due 8/01/2016                                                      1,417
                  AAA     Aaa         1,500     6% due 8/01/2017                                                      1,667


Michigan--3.9%    NR*     P1          1,400  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead-Escanaba
                                             Paper), DATES, Series D, 2.60% due 12/01/2023 (g)                        1,400

                                             Detroit, Michigan, Water Supply System Revenue Bonds,
                                             Senior Lien, Series A (b)(e):
                  AAA     Aaa         8,605     5.875% due 1/01/2010                                                  9,811
                  AAA     Aaa         2,000     5.875% due 1/01/2010                                                  2,280

                                             Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds, Series A:
                  AA      Aa2         2,000     (Ascension Health Credit), 6.125% due 11/15/2026                      2,112
                  AAA     Aaa         1,000     (Mercy Mount Clemens), 6% due 5/15/2014 (d)                           1,100

                  NR*     Aaa         1,500  Saint Clair County, Michigan, Economic Revenue Refunding
                                             Bonds (Detroit Edison Company), RIB, Series 282, 10.16%
                                             due 8/01/2024 (a)(f)                                                     1,882

                  A1+     VMIG1++     1,300  University of Michigan, University Hospital Revenue Bonds,
                                             VRDN, Series A, 2.65% due 12/01/2027 (g)                                 1,300


MuniHoldings Insured Fund II, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Minnesota--       AAA     Aaa       $ 4,250  Minneapolis, Minnesota, Special School District Number 001,
3.6%                                         COP, Series A, 5.90% due 2/01/2006 (d)(e)                            $   4,702

                                             Prior Lake, Minnesota, Independent School District Number 719,
                                             GO (c):
                  NR*     Aaa         2,555     5.50% due 2/01/2016                                                   2,704
                  NR*     Aaa         1,830     5.50% due 2/01/2017                                                   1,925
                  NR*     Aaa         3,570     5.50% due 2/01/2018                                                   3,737
                  NR*     Aaa         2,840     5.50% due 2/01/2019                                                   2,957

                  NR*     Aaa         2,185  Sauk Rapids, Minnesota, Independent School District Number 47,
                                             GO, Series A, 5.625% due 2/01/2018 (d)                                   2,321


Mississippi--     NR*     VMIG1++       200  Jackson County, Mississippi, PCR, Refunding (Chevron U.S.A. Inc
0.3%                                         Project), VRDN, 2.55% due 12/01/2016 (g)                                   200

                  AAA     Aaa         1,000  Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                             due 11/01/2019 (a)                                                       1,095


Nevada--5.1%      AAA     Aaa         3,000  Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                             Series A, 6% due 7/01/2010 (d)(e)(h)                                     3,468

                  AAA     Aaa         7,000  Las Vegas, Nevada, New Convention and Visitors Authority
                                             Revenue Bonds, 5.75% due 7/01/2016 (a)                                   7,531

                  AAA     Aa2         2,320  Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                             Series A-2, 6.30% due 4/01/2022 (d)                                      2,471

                                             Truckee Meadows, Nevada, Water Authority, Water Revenue
                                             Bonds, Series A (c):
                  AAA     Aaa         5,000     5.50% due 7/01/2018                                                   5,242
                  AAA     Aaa         4,445     5.50% due 7/01/2019                                                   4,632

                  AAA     Aaa         3,000  Washoe County, Nevada, School District, GO, 5.875%
                                             due 6/01/2020 (c)                                                        3,207


New Mexico--      AAA     Aaa         5,000  Farmington, New Mexico, PCR, Refunding (Public Service
1.0%                                         Company of San Juan), Series C, 5.70% due 12/01/2016 (a)                 5,311


New York--7.5%    A1+     VMIG1++       800  Long Island Power Authority, New York, Electric System
                                             Revenue Bonds, VRDN, Sub-Series 1B, 2.45% due 5/01/2033 (g)                800

                  AAA     Aaa         2,000  Metropolitan Transportation Authority, New York, Commuter
                                             Facilities Revenue Bonds, Series A, 6% due 7/01/2016 (b)                 2,177

                  AAA     Aaa        14,000  Nassau Health Care Corporation, New York, Health System
                                             Revenue Bonds, 5.75% due 8/01/2022 (c)                                  14,919

                  AAA     NR*         5,000  New York City, New York, GO, Refunding, Series G, 5.75%
                                             due 2/01/2017 (c)                                                        5,357

                  AAA     Aaa         5,000  New York State Dormitory Authority, Revenue Refunding Bonds
                                             (State University Educational Facilities), 5.75% due 5/15/2024 (b)       5,346

                  AAA     Aaa         2,500  New York State Urban Development Corporation Revenue Bonds
                                             (Correctional Facilities Service Contract), Series C, 6%
                                             due 1/01/2029 (a)                                                        2,706

                  AAA     Aaa         7,250  Port Authority of New York and New Jersey, Consolidated Revenue
                                             Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)              7,506


North                                        Winston-Salem, North Carolina, Water and Sewer System Revenue
Carolina--                                   Refunding Bonds:
0.5%              AAA     Aa2         1,000     5.50% due 6/01/2015                                                   1,086
                  AAA     Aa2         1,490     5.50% due 6/01/2016                                                   1,605


Ohio--0.6%        NR*     Aaa         1,745  Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)        1,919

                  AAA     Aaa         1,000  Kent State University, Ohio, University Revenue Bonds, 6%
                                             due 5/01/2024 (a)                                                        1,096


Oregon--1.1%      AAA     Aaa         5,000  Linn County, Oregon, Community School District Number 9,
                                             Lebanon, GO, Refunding, 6.125% due 6/15/2010 (d)(e)                      5,787


Pennsylvania--    A1+     P1          1,600  Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project),
2.5%                                         UPDATES, 2.60% due 12/01/2009 (g)                                        1,600

                                             Lycoming County, Pennsylvania, College Authority Revenue Bonds
                                             (Pennsylvania College of Technology) (d):
                  NR*     Aaa         2,255     5.25% due 7/01/2007 (e)                                               2,475
                  NR*     Aaa         3,345     5.25% due 7/01/2018                                                   3,422

                  AAA     Aaa         5,000  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                             Refunding Bonds, 5.625% due 6/15/2009 (a)                                5,538


Rhode             NR*     Aaa         5,555  Providence, Rhode Island, Redevelopment Agency, Revenue
Island--1.2%                                 Refunding Bonds (Public Safety and Municipal Buildings),
                                             Series A, 5.75% due 4/01/2019 (a)                                        5,928


South             NR*     Aaa         4,500  South Carolina Housing Finance and Development Authority,
Carolina--0.9%                               Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35%
                                             due 7/01/2019 (c)                                                        4,829


Tennessee--       AAA     Aaa         3,500  Metropolitan Government of Nashville and Davidson County,
1.3%                                         Tennessee, Health and Education Facilities Board Revenue
                                             Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                             due 11/15/2028 (a)                                                       3,715

                  AA      Aa2         1,080  Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                             Series 2C, 6% due 7/01/2011                                              1,185

                  AAA     Aaa         1,515  Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series 1, 6.05% due 7/01/2014 (d)                                   1,643


Texas--7.8%       AA      Aa3         6,500  Austin, Texas, Convention Enterprises Inc., Convention Center
                                             Revenue Bonds, Trust Certificates, Second Tier, Series B, 6%
                                             due 1/01/2023                                                            6,887

                  A1+     NR*           400  Harris County, Texas, Health Facilities Development
                                             Corporation, Hospital Revenue Refunding Bonds (Methodist
                                             Hospital), VRDN, 2.60% due 12/01/2025 (g)                                  400

                  AAA     Aaa        18,280  Harris County, Texas, Toll Road Revenue Refunding Bonds,
                                             Sub-Lien, 6% due 8/01/2011 (b)                                          20,941

                  AAA     Aaa         1,850  Midland, Texas, Certificates of Obligation, GO, 6.10%
                                             due 3/01/2027 (b)                                                        2,015

                  AAA     Aaa         1,890  Round Rock, Texas, Certificates of Obligation, GO, 6.25%
                                             due 8/15/2016 (c)                                                        2,125

                  AAA     Aaa         6,420  Texas Technical University, Financing System, Revenue Refunding
                                             and Improvement Bonds, 6th Series, 5.25% due 2/15/2014 (a)               6,682

                  AAA     Aaa         1,000  Travis County, Texas, Health Facilities Development
                                             Corporation, Revenue Refunding Bonds (Ascension Health
                                             Credit), Series A, 5.875% due 11/15/2024 (a)                             1,053


Utah--1.0%        AAA     Aaa         5,000  Weber County, Utah, Municipal Building Authority, Lease
                                             Revenue Refunding Bonds, 5.75% due 12/15/2019 (d)                        5,243


MuniHoldings Insured Fund II, Inc., September 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                  S&P     Moody's    Face
STATE           Ratings   Ratings   Amount   Issue                                                                 Value
Washington--                                 Energy Northwest, Washington, Electric Revenue Refunding
4.6%                                         Bonds (Columbia Generating), Series A (c):
                  AAA     Aaa       $ 3,000     5.50% due 7/01/2016                                               $   3,182
                  AAA     Aaa         7,300     5.50% due 7/01/2017                                                   7,681

                  AAA     Aaa         1,505  King County, Washington, Sewer Revenue Bonds, Second Series,
                                             6% due 1/01/2020 (b)                                                     1,628

                  NR*     Aaa         3,445  Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)        3,631

                  AAA     Aaa         1,000  Seattle, Washington, GO, Series A, 5.75% due 1/15/2017 (d)               1,039

                  AAA     Aaa         2,500  Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                             6% due 10/01/2024 (d)                                                    2,708

                  AAA     Aaa         3,500  Seattle, Washington, Water System Revenue Bonds, Series B,
                                             6% due 7/01/2029 (b)                                                     3,791


Wisconsin--                                  Milwaukee County, Wisconsin, Airport Revenue Bonds,
1.0%                                         AMT, Series A (b):
                  NR*     Aaa         2,175     6% due 12/01/2016                                                     2,355
                  NR*     Aaa         2,675     6% due 12/01/2017                                                     2,882


Puerto            NR*     Aaa         5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 9.54%
Rico--1.2%                                   due 7/01/2005 (d)(e)(f)                                                  6,254


                  Total Investments (Cost--$476,056)--98.4%                                                         507,571
                  Variation Margin on Financial Futures Contracts**--0.0%                                                70
                  Other Assets Less Liabilities--1.6%                                                                 8,364
                                                                                                                  ---------
                  Net Assets--100.0%                                                                              $ 516,005
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2001.
(h)Security represents collateral in connection with open financial futures contracts.
*Not Rated.
**Financial futures contracts sold as of September 30, 2001 were as follows:

Number of                         Expiration
Contracts      Issue                 Date            Value

 500      US Treasury Bonds     December 2001     $54,390,625

Total Financial Futures Contracts Sold
(Total Contract Price--$54,267,812)               $54,390,625
                                                  ===========

++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.


Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of September 30, 2001 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  86.3%
AA/Aa                                     6.6
Other++                                   5.5

++Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of September 30, 2001
Assets:            Investments, at value (identified cost--$476,055,710)                                       $507,571,365
                   Cash                                                                                               1,010
                   Receivables:
                      Interest                                                                $  7,298,702
                      Securities sold                                                            1,558,126
                      Variation margin                                                              70,312        8,927,140
                                                                                              ------------
                   Prepaid expenses                                                                                   6,823
                                                                                                               ------------
                   Total assets                                                                                 516,506,338
                                                                                                               ------------

Liabilities:       Payables:
                      Dividends to shareholders                                                    228,774
                      Investment adviser                                                           191,145          419,919
                                                                                              ------------
                   Accrued expenses                                                                                  81,324
                                                                                                               ------------
                   Total liabilities                                                                                501,243
                                                                                                               ------------

Net Assets:        Net assets                                                                                  $516,005,095
                                                                                                               ============

Capital:           Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (8,180 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                                  $204,500,000
                      Common Stock, par value $.10 per share (22,352,426 shares
                      issued and outstanding)                                                 $  2,235,243
                   Paid-in capital in excess of par                                            313,735,958
                   Undistributed investment income--net                                          1,766,509
                   Accumulated realized capital losses on investments--net                    (37,625,457)
                   Unrealized appreciation on investments--net                                  31,392,842
                                                                                              ------------
                   Total--Equivalent to $13.94 net asset value per share of
                   Common Stock (market price--$13.04)                                                          311,505,095
                                                                                                               ------------
                   Total capital                                                                               $516,005,095
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2001


STATEMENT OF OPERATIONS

                   For the Year Ended September 30, 2001
Investment         Interest and amortization of premium and discount earned                                    $ 26,869,207
Income:

Expenses:          Investment advisory fees                                                   $  2,777,383
                   Commission fees                                                                 518,867
                   Accounting services                                                             167,327
                   Transfer agent fees                                                              83,847
                   Professional fees                                                                80,815
                   Printing and shareholder reports                                                 43,511
                   Directors' fees and expenses                                                     33,044
                   Custodian fees                                                                   30,795
                   Listing fees                                                                     23,218
                   Pricing fees                                                                     22,284
                   Other                                                                            25,983
                                                                                              ------------
                   Total expenses before reimbursement                                           3,807,074
                   Reimbursement of expenses                                                     (512,793)
                                                                                              ------------
                   Total expenses after reimbursement                                                             3,294,281
                                                                                                               ------------
                   Investment income--net                                                                        23,574,926
                                                                                                               ------------

Realized &         Realized gain on investments--net                                                              5,842,559
Unrealized         Change in unrealized appreciation on investments--net                                         21,163,416
Gain on                                                                                                        ------------
Investments--      Net Increase in Net Assets Resulting from Operations                                        $ 50,580,901
Net:                                                                                                           ============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                        For the
                                                                                                       Year Ended
                                                                                                     September 30,
                   Increase (Decrease) in Net Assets:                                              2001             2000
Operations:        Investment income--net                                                     $ 23,574,926     $ 13,506,038
                   Realized gain (loss) on investments--net                                      5,842,559     (15,561,114)
                   Change in unrealized appreciation/depreciation on investments--net           21,163,416       14,249,237
                                                                                              ------------     ------------
                   Net increase in net assets resulting from operations                         50,580,901       12,194,161
                                                                                              ------------     ------------

Dividends to       Investment income--net:
Shareholders:         Common Stock                                                            (16,447,295)      (8,636,948)
                      Preferred Stock                                                          (6,850,397)      (4,715,131)
                                                                                              ------------     ------------
                   Net decrease in net assets resulting from dividends to shareholders        (23,297,692)     (13,352,079)
                                                                                              ------------     ------------

Capital Stock      Proceeds from issuance of Common Stock resulting from
Transactions:      reorganization                                                                       --      145,198,000
                   Proceeds from issuance of Preferred Stock resulting from
                   reorganization                                                                       --       99,500,000
                   Write-off of offering costs resulting from the issuance of
                   Common Stock                                                                         --            5,483
                   Write-off of offering costs resulting from the issuance of
                   Preferred Stock                                                                      --           21,855
                   Value of shares issued to Common Stock shareholders in
                   reinvestment of dividends                                                            --          225,004
                                                                                              ------------     ------------
                   Net increase in net assets derived from capital stock transactions                   --      244,950,342
                                                                                              ------------     ------------

Net Assets:        Total increase in net assets                                                 27,283,209      243,792,424
                   Beginning of year                                                           488,721,886      244,929,462
                                                                                              ------------     ------------
                   End of year*                                                               $516,005,095     $488,721,886
                                                                                              ============     ============

                   *Undistributed investment income--net                                      $  1,766,509     $  1,562,507
                                                                                              ============     ============

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2001

FINANCIAL HIGHLIGHTS
                                                                                                            For the Period
The following per share data and ratios have been derived                               For the              February 26,
from information provided in the financial statements.                                 Year Ended             1999++ to
                                                                                     September 30,          September 30,
Increase (Decrease) in Net Assets:                                                2001             2000          1999
Per Share           Net asset value, beginning of period                      $      12.72    $      12.72     $      15.00
Operating                                                                     ------------    ------------     ------------
Performance:        Investment income--net                                            1.06            1.09              .68
                    Realized and unrealized gain (loss) on
                    investments--net                                                  1.21             .04           (2.24)
                                                                              ------------    ------------     ------------
                    Total from investment operations                                  2.27            1.13           (1.56)
                                                                              ------------    ------------     ------------
                    Less dividends to Common Stock shareholders
                    from investment income--net                                      (.74)           (.75)            (.43)
                                                                              ------------    ------------     ------------
                    Capital write-off (charge) resulting from
                    issuance of Common Stock                                            --         --+++++            (.03)
                                                                              ------------    ------------     ------------
                    Effect of Preferred Stock:
                       Dividends to Preferred Stock shareholders:
                       Investment income--net                                        (.31)           (.38)            (.17)
                       Capital write-off (charge) resulting from
                       issuance of Preferred Stock                                      --         --+++++            (.09)
                                                                              ------------    ------------     ------------
                    Total effect of Preferred Stock activity                         (.31)           (.38)            (.26)
                                                                              ------------    ------------     ------------
                    Net asset value, end of period                            $      13.94    $      12.72     $      12.72
                                                                              ============    ============     ============
                    Market price per share, end of period                     $      13.04    $      10.75     $      12.00
                                                                              ============    ============     ============

Total Investment    Based on market price per share                                 28.87%           4.07%      (17.36%)+++
Return:**                                                                     ============    ============     ============
                    Based on net asset value per share                              16.43%           7.08%      (12.40%)+++
                                                                              ============    ============     ============

Ratios Based        Total expenses, net of reimbursement and
on Average Net      excluding reorganization expenses***                             1.09%           1.13%            .62%*
Assets of                                                                     ============    ============     ============
Common Stock:       Total expenses, excluding reorganization expenses***             1.26%           1.39%           1.22%*
                                                                              ============    ============     ============
                    Total expenses***                                                1.26%           1.70%           1.22%*
                                                                              ============    ============     ============
                    Total investment income--net***                                  7.83%           8.67%           8.27%*
                                                                              ============    ============     ============
                    Amount of dividends to Preferred Stock shareholders              2.28%           3.03%           2.04%*
                                                                              ============    ============     ============
                    Investment income--net, to Common Stock shareholders             5.55%           5.64%           6.23%*
                                                                              ============    ============     ============

Ratios Based        Total expenses, net of reimbursement and excluding
on Total            reorganization expenses                                           .65%            .64%            .38%*
Average Net                                                                   ============    ============     ============
Assets:++++++***    Total expenses, excluding reorganization expenses                 .75%            .79%            .75%*
                                                                              ============    ============     ============
                    Total expenses                                                    .75%            .97%            .75%*
                                                                              ============    ============     ============
                    Total investment income--net                                     4.67%           4.93%           5.07%*
                                                                              ============    ============     ============

Ratios Based        Dividends to Preferred Stock shareholders                        3.36%           3.98%           3.24%*
on Average Net                                                                ============    ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $    311,505    $    284,222     $    139,929
                                                                              ============    ============     ============
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $    204,500    $    204,500     $    105,000
                                                                              ============    ============     ============
                    Portfolio turnover                                              61.09%         139.29%          159.29%
                                                                              ============    ============     ============

Leverage:           Asset coverage per $1,000                                 $      2,523    $      2,390     $      2,333
                                                                              ============    ============     ============

Dividends           Series A--Investment income--net                           $       820    $      1,002      $       443
Per Share on                                                                  ============    ============     ============
Preferred Stock     Series B--Investment income--net                           $       830    $      1,009      $       432
Outstanding:++++                                                              ============    ============     ============
                    Series C--Investment income--net                           $       850     $       124               --
                                                                              ============    ============     ============

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
A and B) and August 14, 2000 (Series C).
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.

See Notes to Financial Statements.


MuniHoldings Insured Fund II, Inc., September 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $14,994 increase to the cost of securities and a corresponding $14,994 decrease to net unrealized appreciation, based on debt securities held as of September 30, 2001.

(e) Offering expenses--During the year ended September 30, 2000, overestimated offering expenses resulting from the initial issuance of Common Stock and Preferred Stock were written off to paid-in capital in excess of par.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $73,232 have been reclassified between undistributed net investment income and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended September 30, 2001, FAM earned fees of $2,777,383, of which $512,793 was waived.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended September 30, 2001, the Fund reimbursed FAM an aggregate of $40,161 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were $287,579,214 and $292,671,023, respectively.

Net realized gains (losses) for the year ended September 30, 2001 and net unrealized gains (losses) as of September 30, 2001 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $  9,392,937       $ 31,515,655
Financial futures contracts        (3,550,378)          (122,813)
                                  ------------       ------------
Total                             $  5,842,559       $ 31,392,842
                                  ============       ============


As of September 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $31,515,655, of which $31,578,353 related to appreciated securities and $62,698 related to depreciated securities. The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $476,055,710.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended
September 30, 2001 remained constant and during the year ended
September 30, 2000 increased by 11,336,707 as a result of the reorganization and by 19,052 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2001 were as follows: Series A, 2.30%; Series B, 2.40%; and Series C, 2.40%.

Shares issued and outstanding during the year ended
September 30, 2001 remained constant and during the year ended
September 30, 2000 increased by 3,980 as a result of the reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
September 30, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $328,916 as commissions.


5. Capital Loss Carryforward:
At September 30, 2001, the Fund had a capital loss carryforward of approximately $34,220,000, of which $22,700,000 expires in 2007 and $11,520,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On October 4, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066183 per share, payable on October 30, 2001 to shareholders of record as of October 16, 2001.



MuniHoldings Insured Fund II, Inc., September 30, 2001


REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.


(Ernst & Young LLP)
MetroPark, New Jersey
November 1, 2001



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund II, Inc. during its taxable year ended
September 30, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Walter Mintz, Director of MuniHoldings Insured Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MUE